FIRST AMENDMENT TO SECOND CONSENT AND AMENDMENT

         This First Amendment to Second Consent and Amendment (the "First Amendment") is dated as of June 21, 2004, among GFSI, Inc., a Delaware corporation ("Borrower"), GFSI Holdings, Inc., a Delaware corporation ("Holdings"), Event 1, Inc., a Kansas corporation ("Event 1"), CC Products, Inc., a Delaware corporation ("CC Products"), each of the financial institutions a party to hereto (such financial institutions, together with their successors and assigns, are referred to in this First Amendment each individually as a "Lender" and collectively as the "Lenders"), and Bank of America, N.A., as agent for the Lenders (in its capacity as agent, the "Agent"). Capitalized terms that are used in this First Amendment but are not otherwise defined in this First Amendment have the meanings ascribed to them in the Credit Agreement and the Second Consent and Amendment (as each are defined below).

                                   Recitals
                                   --------

         1. Borrower, Holdings, the Lenders and the Agent entered into the Credit Agreement dated as of March 28, 2002 (as it has been or may hereafter be amended, restated, supplemented, extended or otherwise modified, the "Credit Agreement")

         2. Borrower, Holdings, Event 1, CC Products, the Lenders and the Agent entered into the Second Consent and Amendment dated as of August 12, 2003 (the "Second Consent and Amendment") in connection with the Sale and Relocation transactions.

         3. In connection with the Sale and Relocation Transactions, Borrower, Holdings, Event 1 and CC Products have further requested that the Lenders and Agent execute and deliver this First Amendment to clarify the intentions of the parties.

                                   Agreement
                                   ---------

         Therefore, in consideration of the mutual execution of this First Amendment and other good and valuable consideration, the parties to this First Amendment agree as follows:

         1. Definitions. Capitalized terms that are used in this First Amendment but are not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Credit Agreement.

         2. Modification. Section 3 of the Second Consent and Amendment is amended to add the following additional subsection 3(c):

                  (c) The definition of "Capital Expenditures" is amended in its entirety so that as amended, it reads as follows:

                  "Capital Expenditures" means all payments due (whether or not paid during any fiscal period) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease. Provided, however, for the purpose of calculating the Fixed Charge Coverage Ratio for a particular fiscal period, the amount of Capital Expenditures subtracted from EBITDA shall be reduced by the following amounts for the specified months:

                  Month: Reduction in amount of Capital Expenditures for calculations of the FCCR:

                  October, 2003                  $169,000

                  November, 2003                 $406,000

                  December, 2003                 $1,038,000

                  January, 2004                  $360,000

                  February, 2004                 $408,000

                  March, 2004                    $73,000

                  April, 2004                    $291,000

                  May, 2004                      $52,000



                  3. Miscellaneous. All references in the Second Consent and Amendment to the "Consent and Amendment" or "Second Consent and Amendment" will be deemed to include this First Amendment and the terms contained in this First Amendment. Except as amended by this First Amendment or otherwise inconsistent with the terms of this First Amendment, all terms and conditions of the Second Consent and Amendment remain in full force and effect in accordance with its terms. This First Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same amendatory instrument. Any of the parties to this First Amendment may execute this First Amendment by signing any such counterpart and sending it by telecopier, mail messenger or courier to the Agent or the Agent's counsel. The parties intend that this First Amendment be interpreted, and the rights and liabilities of the parties to this First Amendment be determined, under the internal laws (as opposed to the conflict of laws provisions) of Illinois; but the Agent and the Lenders retain all rights arising under federal law.

         IN WITNESS WHEREOF, the parties to this First Amendment have caused it to be duly executed as of the day and year first above written.

                                             "BORROWER"

                                             GFSI, Inc.


                                             By: /s/ Larry D. Graveel
                                                 ------------------------
                                                 Larry Graveel, President



                                             "HOLDINGS"

                                             GFSI Holdings, Inc.


                                             By: /s/ Larry D. Graveel
                                                 ------------------------
                                                 Larry Graveel, President



                                             EVENT 1, INC.


                                             By: /s/ Larry D. Graveel
                                                 ------------------------
                                                 Larry Graveel, President



                                             CC PRODUCTS, INC.


                                             By: /s/ Larry D. Graveel
                                                 ------------------------
                                                 Larry Graveel, President





















[This is one of the signature pages to the First Amendment to Second Consent and Amendment dated as of June 21, 2004.]

                                            "AGENT"

                                            BANK OF AMERICA, N.A., as the Agent

                                            By:    /s/ Dan Petrik
                                                   --------------------------
                                                   Dan Petrik, Vice President



                                            "LENDERS"

                                            BANK OF AMERICA, N.A., as a Lender

                                            By:    /s/ Dan Petrik
                                                   --------------------------
                                                   Dan Petrik, Vice President



















[This is one of the signature pages to the First Amendment to Second Consent and Amendment dated as of June 21, 2004.]

                                            THE CIT GROUP/COMMERCIAL
                                            SERVICES, INC., as a Lender

                                            By:  /s/ James R. Harris
                                                 ------------------------------
                                                 James R. Harris,Vice President























[This is one of the signature pages to the First Amendment to Second Consent and Amendment dated as of June 21, 2004.]

                                          U.S. BANK NATIONAL
                                          ASSOCIATION, as a Lender


                                          By:   /s/ Thomas Visconti
                                                -------------------------------
                                                Thomas Visconti, Vice President























[This is one of the signature pages to the First Amendment to Second Consent and Amendment dated as of June 21, 2004.]

                           Reaffirmation of Guaranty
                           -------------------------

         The undersigned Guarantor acknowledges receipt of a copy of this First Amendment to Second Consent and Amendment, and reaffirms the Guaranty dated March 28, 2002, between GFSI Holdings, Inc. and Agent.



                                              GFSI Holdings, Inc.

                                              By:  /s/ Larry D. Graveel
                                                   ------------------------
                                                   Larry Graveel, President